UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21506

Name of Fund: BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer,
BlackRock Enhanced Capital and Income Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2011

Date of reporting period: 10/31/2011

Item 1 – Report to Stockholders

October 31, 2011

Annual Report

BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Not FDIC Insured • No Bank Guarantee • May Lose Value

Table of Contents

Section 19(b) Disclosure

BlackRock Enhanced Capital and Income Fund, Inc. (CII) (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.36 per share on a quarterly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in the financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a) notices for the Fund, as applicable, are available on the BlackRock website http://www.blackrock.com.

2	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	OCTOBER 31, 2011

Dear Shareholder

One year ago, the global economy appeared to solidly be in recovery mode and investors were optimistic as the US Federal Reserve launched its second round of quantitative easing. Stock markets rallied despite ongoing sovereign debt problems in Europe and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down), especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter of 2010. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles burgeoned.

Early 2011 saw spikes of volatility as political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted industrial supply chains and concerns mounted regarding US debt and deficit issues. Nevertheless, equities generally performed well early in the year as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, the environment changed dramatically in the middle of the second quarter. Markets dropped sharply in May when fears mounted over the possibility of Greece defaulting on its debt, rekindling fears about the broader sovereign debt crisis. Concurrently, economic data signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5th, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as Greece teetered on the brink of default. Financial problems intensified in Italy and Spain and both countries faced credit rating downgrades. Debt worries spread to the core European nations of France and Germany, and the entire euro-zone banking system came under intense pressure. Late in the summer, economic data out of the United States and Europe grew increasingly bleak while China and other emerging economies began to show signs of slowing growth. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries, gold and the Swiss franc skyrocketed.

October brought enough positive economic data to assuage fears of a double-dip recession in the United States and corporate earnings continued to be strong. Additionally, European policymakers demonstrated an increased willingness to unite in their struggle to resolve the region’s debt and banking crisis. These encouraging developments brought many investors back from the sidelines and risk assets rallied through the month, albeit with large daily swings as investor reactions to news from Europe vacillated between faith and skepticism.

Overall, lower-risk investments including US Treasuries, municipal securities and investment grade credits posted gains for the 6- and 12-month periods ended October 31, 2011. Risk assets, including equities and high yield debt, broadly declined over the six months; however, US stocks and high yield bonds remained in positive territory on a 12-month basis. Continued low short-term interest rates kept yields on money market securities near their all-time lows. While markets remain volatile and uncertainties abound, BlackRock remains dedicated to finding opportunities and managing risk in this environment.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“While markets remain volatile and uncertainties abound, BlackRock remains dedicated to finding opportunities and managing risk in this environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2011

	6-month	12-month

US large cap equities	(7.11)%	8.09%
(S&P 500® Index)

US small cap equities	(13.76)	6.71
(Russell 2000® Index)

International equities	(14.90)	(4.08)
(MSCI Europe, Australasia,
Far East Index)

Emerging market equities	(15.91)	(7.72)
(MSCI Emerging Markets
Index)

3-month Treasury	0.04	0.13
bill (BofA Merrill Lynch
3-Month Treasury
Bill Index)

US Treasury securities	12.11	7.79
(BofA Merrill Lynch 10-
Year US Treasury Index)

US investment grade	4.98	5.00
bonds (Barclays
Capital US Aggregate
Bond Index)

Tax exempt municipal	5.56	3.78
bonds (Barclays Capital
Municipal Bond Index)

US high yield bonds	(0.95)	5.16
(Barclays Capital US
Corporate High Yield 2%
Issuer Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of October 31, 2011

Fund Overview

BlackRock Enhanced Capital and Income Fund, Inc.’s (CII) (the “Fund”) investment objective is to provide investors with a combination of current income and capital appreciation. The Fund seeks to achieve its investment objective by investing in a portfolio of equity and debt securities of US and foreign issuers. The Fund may invest directly in such securities or synthetically through the use of derivatives. The Fund utilizes an option writing (selling) strategy to enhance dividend yield.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12 months ended October 31, 2011, the Fund returned (7.11)% based on market price and 7.56% based on net asset value (“NAV”). For the same period, the benchmark S&P 500® Value Index returned 5.61%. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on market price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	The largest contributor to Fund performance relative to the S&P 500® Value Index was the Fund’s option writing strategy, as relatively low volatility for the majority of the trailing 12 months benefited the collection of call premium. The Fund’s underweight position in the diversified financial services industry proved particularly beneficial, as did stock selection within the capital markets industry. The Fund’s slight overweight to consumer staples as well as the Fund’s cash position also added to performance during the period.
•	Detracting from performance was the Fund’s underweight and stock selection in the energy sector, particularly among the large integrated oil names such as Exxon Mobil Corp., Chevron Corp. and ConocoPhillips. Stock selection in industrials had a negative impact on performance as the Fund’s aerospace & defense holdings and a position in General Electric Co. hurt relative returns. Elsewhere in the portfolio, stock selection in pharmaceuticals and semiconductors detracted from performance during the period.

Describe recent portfolio activity.

•	During the 12-month period, the Fund increased exposure to the energy, health care and consumer discretionary sectors while reducing exposure to financials.

Describe portfolio positioning at period end.

•	At period end, the Fund held sector overweights relative to the S&P 500® Value Index in IT, health care, telecommunication services (“telecom”), consumer discretionary, materials and consumer staples. The Fund was underweight financials, energy, industrials and utilities.
•	Fund management believes valuations of many companies are reflecting a repeat of the 2008 financial crisis, a scenario management does not expect to unfold in the United States. As such, the portfolio is being managed to take advantage of price dislocations, which have recently occurred mostly in financials and IT, while at the same time maintaining overweight positions in sectors that exhibit greater stability and less sensitivity to economic cycles, such as health care and telecom. Consistent with the Fund’s investment objective, the portfolio continues to be positioned to provide investors with a combination of current income and capital appreciation.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	OCTOBER 31, 2011

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	CII
Initial Offering Date	April 30, 2004
Yield on Closing Market Price as of October 31, 2011 ($12.39)[1]	11.62%
Current Quarterly Distribution per share[2]	$0.36
Current Annualized Distribution per share[2]	$1.44
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/11	10/31/10	Change	High	Low
Market Price	$12.39	$15.03	(17.56)%	$15.87	$10.85
Net Asset Value	$13.87	$14.53	(4.54)%	$15.39	$12.45

The following charts show the ten largest holdings and sector allocations of the Fund’s long-term investments:

Ten Largest Holdings

10/31/11
Bristol-Myers Squibb Co.	4%
Chevron Corp.	3
The Travelers Cos., Inc.	3
Kraft Foods, Inc.	3
Maxim Integrated Products, Inc.	3
Kimberly-Clark Corp.	3
Pfizer, Inc.	3
CenturyLink, Inc.	3
Eli Lilly & Co.	3
Verizon Communications, Inc.	3

Sector Allocations

	10/31/11	10/31/10
Health Care	15%	14%
Financials	14	16
Information Technology	13	14
Energy	12	10
Consumer Staples	11	11
Consumer Discretionary	9	8
Industrials	9	10
Telecommunication Services	7	8
Materials	5	5
Utilities	5	4

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including options as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	OCTOBER 31, 2011	5

Schedule of Investments October 31, 2011	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 5.0%
Honeywell International, Inc. (a)	265,800	$13,927,920
Northrop Grumman Corp. (a)	154,500	8,922,375
Raytheon Co. (a)	172,500	7,622,775
		30,473,070
Capital Markets — 2.9%
Invesco Ltd. (a)	590,900	11,859,363
Morgan Stanley (a)	332,613	5,867,293
		17,726,656
Chemicals — 2.5%
E.I. du Pont de Nemours & Co. (a)	314,700	15,127,629
Commercial Banks — 1.1%
Wells Fargo & Co. (a)	266,500	6,905,015
Communications Equipment — 0.4%
Nokia Oyj — ADR (a)	389,100	2,618,643
Diversified Financial Services — 3.1%
Citigroup, Inc. (a)	228,930	7,231,899
JPMorgan Chase & Co. (a)	340,600	11,839,256
		19,071,155
Diversified Telecommunication Services — 7.7%
AT&T, Inc. (a)	437,000	12,808,470
CenturyLink, Inc. (a)	506,700	17,866,242
Verizon Communications, Inc. (a)	441,200	16,315,576
		46,990,288
Electric Utilities — 2.9%
NextEra Energy, Inc.	128,000	7,219,200
The Southern Co. (a)	242,500	10,476,000
		17,695,200
Electrical Equipment — 1.9%
Emerson Electric Co.	244,000	11,741,280
Energy Equipment & Services — 4.6%
Ensco Plc — ADR (a)	232,800	11,560,848
Halliburton Co. (a)	140,400	5,245,344
Noble Corp. (a)	322,000	11,572,680
		28,378,872
Food Products — 7.7%
General Mills, Inc. (a)	309,800	11,936,594
Kraft Foods, Inc. (a)	560,800	19,728,944
Unilever NV — ADR	455,800	15,738,774
		47,404,312
Health Care Equipment & Supplies — 1.7%
Medtronic, Inc. (a)	301,900	10,488,006
Household Products — 3.1%
Kimberly-Clark Corp. (a)	275,000	19,170,250
Industrial Conglomerates — 2.2%
General Electric Co. (a)	638,400	10,667,664
Tyco International Ltd. (a)	64,100	2,919,755
		13,587,419

Common Stocks	Shares	Value

Insurance — 7.5%
ACE Ltd. (a)	217,400	$15,685,410
MetLife, Inc. (a)	284,100	9,988,956
The Travelers Cos., Inc. (a)	345,000	20,130,750
		45,805,116
IT Services — 1.2%
International Business Machines Corp. (a)	41,000	7,569,830
Media — 5.6%
Comcast Corp., Special Class A (a)	630,900	14,510,700
Time Warner, Inc. (a)	428,700	15,000,213
Walt Disney Co. (a)	134,900	4,705,312
		34,216,225
Metals & Mining — 2.7%
Freeport-McMoRan Copper & Gold, Inc., Class B	84,000	3,381,840
Nucor Corp. (a)	341,100	12,886,758
		16,268,598
Multi-Utilities — 2.2%
Dominion Resources, Inc. (a)	195,200	10,070,368
Public Service Enterprise Group, Inc. (a)	92,900	3,130,730
		13,201,098
Oil, Gas & Consumable Fuels — 7.5%
Chevron Corp. (a)	192,600	20,232,630
Exxon Mobil Corp. (a)	199,100	15,547,719
Marathon Oil Corp. (a)	224,200	5,835,926
Marathon Petroleum Corp. (a)	112,100	4,024,390
		45,640,665
Pharmaceuticals — 13.5%
Bristol-Myers Squibb Co.	696,400	21,999,276
Eli Lilly & Co. (a)	477,900	17,758,764
Johnson & Johnson (a)	130,900	8,428,651
Merck & Co., Inc. (a)	453,400	15,642,300
Pfizer, Inc. (a)	960,100	18,491,526
		82,320,517
Semiconductors & Semiconductor Equipment — 9.5%
Analog Devices, Inc. (a)	411,900	15,063,183
Intel Corp. (a)	646,400	15,862,656
LSI Corp. (a)(b)	1,191,900	7,449,375
Maxim Integrated Products, Inc. (a)	749,300	19,601,688
		57,976,902
Software — 1.8%
Microsoft Corp. (a)	417,500	11,118,025
Specialty Retail — 3.6%
Home Depot, Inc. (a)	345,600	12,372,480
Limited Brands, Inc. (a)	226,500	9,673,815
		22,046,295
Total Long-Term Investments
(Cost — $678,336,398) — 101.9%		623,541,066

Portfolio Abbreviation

ADR      American Depositary Receipts

See Notes to Financial Statements.

6	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	OCTOBER 31, 2011

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.14% (c)(d)	2,617,964	$2,617,964
Total Short-Term Securities
(Cost — $2,617,964) — 0.4%		2,617,964
Total Investments Before Options Written
(Cost — $680,954,362*) — 102.3%		626,159,030

Options Written	Contracts
Exchange-Traded Call Options — (1.6)%
ACE Ltd., Strike Price $65, Expires 11/19/11	455	(361,725)
Analog Devices, Inc., Strike Price $37,
Expires 12/17/11	1,115	(158,888)
AT&T, Inc.:
Strike Price $30, Expires 11/19/11	2,110	(41,145)
Strike Price $29, Expires 12/17/11	1,180	(112,100)
CenturyLink, Inc., Strike Price $36, Expires 11/19/11	3,056	(106,960)
Citigroup, Inc.:
Strike Price $31, Expires 11/19/11	228	(44,460)
Strike Price $32, Expires 11/19/11	272	(38,760)
Strike Price $33, Expires 12/17/11	300	(52,500)
Comcast Corp., Special Class A:
Strike Price $23, Expires 11/19/11	2,420	(181,500)
Strike Price $24.75, Expires 12/07/11	1,050	(22,409)
Dominion Resources, Inc. Strike Price $52.50,
Expires 12/17/11	105	(4,766)
Eli Lilly & Co., Strike Price $38, Expires 12/17/11	1,300	(57,850)
Ensco Plc — ADR, Strike Price $50, Expires 12/17/11	815	(193,563)
Exxon Mobil Corp.:
Strike Price $75, Expires 11/19/11	175	(63,875)
Strike Price $80, Expires 12/17/11	175	(27,650)
General Electric Co.:
Strike Price $17, Expires 11/19/11	560	(17,360)
Strike Price $17, Expires 12/17/11	625	(34,687)
General Mills, Inc.,:
Strike Price $38.50, Expires 11/11/11	965	(45,239)
Strike Price $40, Expires 12/17/11	460	(19,090)
Halliburton Co.:
Strike Price $38, Expires 12/17/11	385	(89,513)
Strike Price $37, Expires 1/21/12	385	(138,600)
Home Deport, Inc., Strike Price $38,
Expires 12/17/11	2,593	(99,831)
Honeywell International, Inc.:
Strike Price $49, Expires 11/19/11	1,270	(495,300)
Strike Price $52.50, Expires 12/17/11	725	(159,138)
Intel Corp.:
Strike Price $23, Expires 11/19/11	330	(52,140)
Strike Price $25, Expires 12/17/11	1,930	(112,905)
International Business Machines Corp.,
Strike Price $175, Expires 11/19/11	306	(321,300)
Invesco Ltd.:
Strike Price $17.50, Expires 11/19/11	1,020	(280,500)
Strike Price $20, Expires 11/19/11	300	(25,500)
Johnson & Johnson, Strike Price $65,
Expires 11/19/11	980	(75,460)
JPMorgan Chase & Co.:
Strike Price $35, Expires 11/19/11	600	(70,500)
Strike Price $36, Expires 12/17/11	600	(81,600)
Kimberly-Clark Corp., Strike Price $70,
Expires 11/19/11	1,510	(132,125)

Options Written	Contracts	Value
Exchange-Traded Call Options (concluded)
Kraft Foods, Inc.:
Strike Price $35, Expires 11/19/11	700	$(51,800)
Strike Price $36, Expires 11/19/11	700	(17,850)
Strike Price $35, Expires 12/17/11	700	(71,050)
Limited Brands, Inc., Strike Price $45,
Expires 12/17/11	1,700	(195,500)
LSI Corp., Strike Price $7, Expires 11/19/11	400	(1,000)
Marathon Oil Corp., Strike Price $27, Expires 11/19/11	785	(44,745)
Marathon Petroleum Corp., Strike Price $35,
Expires 11/19/11	400	(90,000)
Maxim Integrated Products, Inc.:
Strike Price $24, Expires 11/19/11	1,625	(406,250)
Strike Price $26, Expires 12/17/11	2,500	(281,250)
Medtronic, Inc.:
Strike Price $33, Expires 11/19/11	830	(169,735)
Strike Price $34, Expires 11/19/11	830	(105,410)
Merck & Co., Inc.,:
Strike Price $33, Expires 11/19/11	1,250	(222,500)
Strike Price $33.50, Expires 12/07/11	1,245	(184,463)
MetLife, Inc.:
Strike Price $34, Expires 11/19/11	500	(90,750)
Strike Price $35, Expires 11/19/11	500	(61,500)
Microsoft Corp.:
Strike Price $28, Expires 11/19/11	875	(8,312)
Strike Price $28, Expires 12/17/11	585	(15,795)
Morgan Stanley:
Strike Price $17, Expires 11/19/11	335	(44,722)
Strike Price $18, Expires 11/19/11	335	(25,962)
Strike Price $20, Expires 1/21/12	500	(44,750)
Noble Corp.:
Strike Price $32, Expires 11/19/11	885	(382,763)
Strike Price $33, Expires 12/17/11	885	(340,725)
Nokia Oyj — ADR, Strike Price $7, Expires 11/19/11	1,360	(23,120)
Northrop Grumman Corp., Strike Price $55,
Expires 11/19/11	1,160	(382,800)
Nucor Corp.:
Strike Price $36, Expires 11/19/11	600	(144,600)
Strike Price $37, Expires 11/19/11	600	(101,100)
Pfizer, Inc.:
Strike Price $18, Expires 11/19/11	790	(105,465)
Strike Price $19, Expires 11/19/11	790	(43,845)
Strike Price $19, Expires 12/17/11	1,850	(137,825)
Strike Price $20, Expires 12/17/11	1,850	(59,200)
Public Service Enterprise Group, Inc.,
Strike Price $35, Expires 12/17/11	510	(20,400)
Raytheon Co., Strike Price $45, Expires 12/17/11	1,295	(139,860)
The Southern Co., Strike Price $43,
Expires 11/19/11	1,820	(78,260)
Time Warner, Inc.:
Strike Price $35, Expires 11/19/11	565	(55,652)
Strike Price $36, Expires 12/17/11	565	(49,720)
The Travelers Cos., Inc., Strike Price $50,
Expires 11/19/11	1,450	(1,276,000)
Tyco International Ltd., Strike Price $46,
Expires 12/17/11	225	(39,487)
Verizon Communications, Inc., Strike Price $38,
Expires 12/17/11	2,420	(113,740)
Walt Disney Co., Strike Price $35, Expires 11/19/11	740	(84,360)
Wells Fargo & Co., Strike Price $28,
Expires 12/08/11	935	(35,998)
		(9,467,203)

See Notes to Financial Statements.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	OCTOBER 31, 2011	7

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options — (0.8)%
ACE Ltd., Strike Price $72.47, Expires 12/07/11,
Broker Morgan Stanley & Co., Inc.	74,000	$(156,551)
Analog Devices, Inc., Strike Price $35.59,
Expires 11/11/11, Broker Morgan
Stanley & Co., Inc.	115,000	(154,535)
Bristol-Myers Squibb Co.:
Strike Price $30.19, Expires 11/10/11,
Broker Goldman Sachs & Co.	261,000	(369,051)
Strike Price $30.19, Expires 11/17/11,
Broker Goldman Sachs & Co.	261,000	(390,311)
CenturyLink, Inc., Strike Price $33.43,
Expires 11/03/11, Broker Goldman Sachs & Co.	75,000	(137,250)
Chevron Corp., Strike Price $100.25,
Expires 11/14/11, Broker Deutsche Bank
Securities, Inc.	106,000	(586,874)
Dominion Resources, Inc, Strike Price $51.86,
Expires 11/15/11, Broker Morgan Stanley & Co., Inc.	97,000	(60,760)
E.I. du Pont de Nemours & Co.:
Strike Price $48.81, Expires 11/10/11,
Broker Morgan Stanley & Co., Inc.	87,000	(90,724)
Strike Price $48.81, Expires 11/17/11,
Broker Morgan Stanley & Co., Inc.	87,000	(125,856)
Eli Lilly & Co., Strike Price $36.92,
Expires 11/14/11, Broker Goldman Sachs & Co.	135,000	(78,706)
Emerson Electric Co., Strike Price $46.86,
Expires 11/01/11, Broker Citibank NA	85,500	(109,497)
Exxon Mobil Corp., Strike Price $72.11,
Expires 11/11/11, Broker UBS AG	74,500	(445,510)
Freeport-McMoRan Copper & Gold, Inc., Class B,
Strike Price $38.33, Expires 12/14/11,
Broker UBS AG	46,000	(179,022)
General Electric Co., Strike Price $16.25,
Expires 11/11/11, Broker Goldman Sachs & Co.	105,000	(65,451)
General Mills, Inc, Strike Price $37.99,
Expires 11/03/11, Broker Goldman Sachs & Co.	90,000	(53,131)
Invesco Ltd., Strike Price $17.75, Expires 11/10/11,
Broker Morgan Stanley & Co., Inc.	75,000	(174,212)
Kraft Foods, Inc., Strike Price $34.76,
Expires 11/04/11, Broker Goldman Sachs & Co.	210,100	(119,654)
LSI Corp.:
Strike Price $6.75, Expires 11/04/11,
Broker Bank of America NA	183,500	(4,608)
Strike Price $5.60, Expires 12/01/11,
Broker Morgan Stanley & Co., Inc.	216,000	(150,190)
Strike Price $6.01, Expires 12/01/11,
Broker Morgan Stanley & Co., Inc.	216,000	(93,096)

Options Written	Contracts	Value

Over-the-Counter Call Options (concluded)
NextEra Energy, Inc.:
Strike Price $55.76, Expires 11/01/11,
Broker Citibank NA	10,000	$(7,157)
Strike Price $57.42, Expires 11/01/11,
Broker Morgan Stanley & Co., Inc.	35,000	(1,093)
Time Warner, Inc., Strike Price $31,
Expires 11/01/11, Broker Morgan
Stanley & Co., Inc.	123,000	(490,770)
The Travelers Cos., Inc., Strike Price $48.82,
Expires 11/11/11, Broker Deutsche Bank
Securities, Inc.	45,000	(428,850)
Unilever NV — ADR:
Strike Price $31.70, Expires 11/08/11,
Broker Goldman Sachs International	100,500	(284,616)
Strike Price $32.79, Expires 11/29/11,
Broker Credit Suisse Securities (USA) LLC	100,000	(185,217)
		(4,942,692)
Total Options Written
(Premiums Received — $10,084,402) — (2.4)%		(14,409,895)
Total Investments, Net of Outstanding Options Written — 99.9%		611,749,135
Other Assets Less Liabilities — 0.1%		396,095
Net Assets — 100.0%		$612,145,230
*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011, as computed for federal income tax purposes were as follows:
Aggregate cost	$727,503,547
Gross unrealized appreciation	$8,367,889
Gross unrealized depreciation	(109,712,406)
Net unrealized depreciation	$(101,344,517)
(a)	All or a portion of security has been pledged/segregated as collateral or held in connection with outstanding options written.
(b)	Non-income producing security.
(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Shares Held at October 31, 2010	Net Activity	Shares Held at October 31, 2011	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	11,668,594	(9,050,630)	2,617,964	$30,658
(d)	Represents the current yield as of report date.

See Notes to Financial Statements.

8	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	OCTOBER 31, 2011

Schedule of Investments (concluded)

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of October 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long Term
Investments[1]	$623,541,066	—	—	$623,541,066
Short-Term
Securities	2,617,964	—	—	2,617,964
Total	$626,159,030	—	—	$626,159,030
[1]	See above Schedule of Investments for values in each industry.
Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(9,174,328)	$(5,235,567)	—	$(14,409,895)
[2]	Derivative financial instruments are options, which are shown at value.

See Notes to Financial Statements.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	OCTOBER 31, 2011	9

Statement of Assets and Liabilities

October 31, 2011
Assets
Investments at value — unaffiliated (cost — $678,336,398)	$623,541,066
Investments at value — affiliated (cost — $2,617,964)	2,617,964
Foreign currency at value (cost — $9,142)	6,680
Dividends receivable	968,890
Prepaid expenses	15,899
Total assets	627,150,499

Liabilities
Options written at value (premiums received — $10,084,402)	14,409,895
Investment advisory fees payable	426,213
Other affiliates payable	9,994
Officer's and Directors' fees payable	2,830
Other accrued expenses payable	156,337
Total liabilities	15,005,269
Net Assets	$612,145,230

Net Assets Consist of
Paid-in capital	$801,977,785
Accumulated net realized loss	(130,709,268)
Net unrealized appreciation/depreciation	(59,123,287)
Net Assets	$612,145,230

Net Asset Value
Based on net assets of $612,145,230 and 44,121,400 shares outstanding, 200 million shares authorized, $0.10 par value	$13.87

See Notes to Financial Statements.

10	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	OCTOBER 31, 2011

Statement of Operations

Year Ended October 31, 2011
Investment Income

Dividends	$21,296,541
Foreign taxes withheld	(132,073)
Income — affiliated	30,658
Total income	21,195,126

Expenses

Investment advisory	5,402,257
Professional	125,603
Accounting services	110,856
Officer and Directors	69,804
Transfer agent	69,666
Printing	64,304
Custodian	45,909
Registration	16,590
Miscellaneous	45,267
Total expenses	5,950,256
Less fees waived by advisor	(19,586)
Total expenses after fees waived	5,930,670
Net investment income	15,264,456

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	32,744,063
Options written	31,893,197
64,637,260
Net change in unrealized appreciation/depreciation on:
Investments	(32,948,470)
Options written	(1,790,544)
Foreign currency transactions	(475)
(34,739,489)
Total realized and unrealized gain	29,897,771
Net Increase in Net Assets Resulting from Operations	$45,162,227

See Notes to Financial Statements.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	OCTOBER 31, 2011	11

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations
Net investment income	$15,264,456	$13,492,628
Net realized gain	64,637,260	42,727,531
Net change in unrealized appreciation/depreciation	(34,739,489)	33,548,288
Net increase in net assets resulting from operations	45,162,227	89,768,447

Dividends and Distributions to Shareholders From
Net investment income	(25,381,831)	(13,492,628)
Net realized gain	(48,918,624)	(57,426,073)
Tax return of capital	—	(12,998,957)
Decrease in net assets resulting from dividends and distributions to shareholders	(74,300,455)	(83,917,658)

Capital Share Transactions
Reinvestment of dividends and distributions	5,434,567	11,536,388

Net Assets
Total increase (decrease) in net assets	(23,703,661)	17,387,177
Beginning of year	635,848,891	618,461,714
End of year	$612,145,230	$635,848,891

See Notes to Financial Statements.

12	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	OCTOBER 31, 2011

Financial Highlights

	Year Ended October 31,			Period January 1, 2008 to October 31, 2008	Year Ended December 31,
	2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$14.53	$14.40	$13.78	$21.36	$22.91	$20.31
Net investment income[1]	0.35	0.31	0.29	0.23	0.31	0.37
Net realized and unrealized gain (loss)	0.68	1.76	2.27	(6.36)	0.58	3.69
Net increase (decrease) from investment operations	1.03	2.07	2.56	(6.13)	0.89	4.06
Dividends and distributions from:
Net investment income	(0.58)	(0.31)	(0.29)	(0.23)	(0.34)	(0.33)
Net realized gain	(1.11)	(1.33)	(1.19)	(0.62)	(2.10)	(1.13)
Tax return of capital	—	(0.30)	(0.46)	(0.60)	—	—
Total dividends and distributions	(1.69)	(1.94)	(1.94)	(1.45)	(2.44)	(1.46)
Net asset value, end of period	$13.87	$14.53	$14.40	$13.78	$21.36	$22.91
Market price, end of period	$12.39	$15.03	$13.76	$12.37	$20.06	$20.41

Total Investment Return[2]
Based on net asset value	7.56%	15.22%	22.01%	(29.46)%[3]	4.79%	21.70%
Based on market price	(7.11)%	24.73%	29.88%	(32.58)%[3]	10.47%	27.95%

Ratios to Average Net Assets
Total expenses	0.94%	0.93%	0.95%	1.10%[4]	1.96%	3.54%
Total expenses after fees waived	0.93%	0.93%	0.95%	1.10%[4]	1.96%	3.54%
Total expenses after fees waived and excluding interest expense	0.93%	0.93%	0.95%	1.01%[4]	1.19%	1.42%
Net investment income	2.40%	2.14%	2.16%	1.46%[4]	1.36%	1.75%

Supplemental Data
Net assets, end of period (000)	$612,145	$635,849	$618,462	$167,996	$260,385	$279,272
Borrowings outstanding, end of period (000)	—	—	—	—	—	$100,000
Average borrowings outstanding
during the period (000)	—	—	—	—	$38,788	$107,504
Portfolio turnover	190%	210%	138%	45%	63%	38%
Asset coverage, end of period per $1,000	—	—	—	—	—	$3,793

[1]	Based on average shares outstanding.
[2]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.

See Notes to Financial Statements.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	OCTOBER 31, 2011	13

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Enhanced Capital and Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified closed-end management investment company. The Fund is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund determines and makes available for publication the NAV of its Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency

14	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	OCTOBER 31, 2011

Notes to Financial Statements (continued)

exchange rates on investments are segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., options written), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Subject to the Fund’s level distribution plan, the Fund intends to make quarterly cash dividends and/or distributions to shareholders, which may consist of net investment income, net options premium and net realized and unrealized gains on investments. The portion of dividends and distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, may be treated as a tax return of capital. The character of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's US federal tax returns remains open for the three years ended October 31, 2011 and the period ended October 31, 2008. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	OCTOBER 31, 2011	15

Notes to Financial Statements (continued)

received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counter-party credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of October 31, 2011
	Liability Derivatives
	Statement of Assets and Liabilities Location	Value
Equity contracts	Options written at value	$(14,409,895)

The Effect of Derivative Financial Instruments in the Statement of Operations
Year Ended October 31, 2011

Net Realized Gain From
Equity contracts:
Written options	$31,893,197

Net Change in Unrealized Appreciation/ Depreciation on
Equity contracts:
Written options	$(1,790,544)

16	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	OCTOBER 31, 2011

Notes to Financial Statements (continued)

For the year ended October 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Options:
Average number of option contracts written	3,869,056
Average notional value of option contracts written	$122,880,240

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.85% of the Fund’s average daily net assets.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as, or included in fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the period November 1, 2010 to December 31, 2010, the Fund reimbursed the Manager $5,426 for certain accounting services, which are included in accounting services in the Statement of Operations. Effective January 1, 2011, the Fund no longer reimburses the Manager for accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities for the year ended October 31, 2011, were $1,210,895,396 and $1,184,653,727 respectively.

Transactions in options written for the year ended October 31, 2011, were as follows:

	Calls
	Option Contracts	Premiums Received
Outstanding options,
beginning of year	128,806	$8,684,558
Options written	4,039,140	63,263,400
Options exercised	(379,872)	(28,874,849)
Options expired	(641,051)	(27,607,676)
Options closed	(65,033)	(5,381,031)
Outstanding options, end of year	3,081,990	$10,084,402

As of October 31, 2011, the value of portfolio securities subject to covered call options written was $344,327,822.

5. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The following permanent differences as of October 31, 2011 attributable to the distributions paid in excess of taxable income were reclassified to the following accounts:

Paid-in capital	$(10,117,375)
Distributions in excess of net investment income	$10,117,375

The tax character of distributions paid during the fiscal years ended October 31, 2011 and October 31, 2010 was as follows:

Ordinary income	10/31/2011	$74,096,553
	10/31/2010	70,918,701
Long-term capital gains	10/31/2011	203,902
	10/31/2010	—
Tax return of capital	10/31/2011	—
	10/31/2010	12,998,957
Total distributions	10/31/2011	$74,300,455
	10/31/2010	$83,917,658

As of October 31, 2011 the tax components of accumulated losses were as follows:

Capital loss carryforwards	$(84,160,083)
Net unrealized losses*	(105,672,472)
Total	$(189,832,555)

*	The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales.
BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	OCTOBER 31, 2011	17

Notes to Financial Statements (concluded)

As of October 31, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires October 31,
2016	$9,193,253
2017	72,351,633
2018	2,615,197
Total	$84,160,083

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after October 31, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

6. Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by its value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

7. Capital Share Transactions:

The Fund is authorized to issue 200 million shares of $0.10 par value shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

For the years ended October 31, 2011 and October 31, 2010, shares issued and outstanding increased by 367,118 and 800,970, respectively.

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	OCTOBER 31, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Enhanced Capital and Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Enhanced Capital and Income Fund, Inc. (the “Fund”), including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Enhanced Capital and Income Fund, Inc. as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
December 23, 2011

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid by the Fund for the taxable year ended October 31, 2011.

	Payable Date
	12/31/10	3/31/11	6/30/11	9/30/11
Qualified Dividend Income for Individuals[1]	20.42%	24.73%	24.73%	24.73%
Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	19.31%	24.62%	24.62%	24.62%
Short-Term Capital Gain Dividends for Non-US Residents[2]	28.07%	79.52%	100.00%	100.00%
Long-Term Capital Gain Dividends	—	0.96%	—	—
[1]	The Fund hereby designates the percentages indicated or the maximum amount allowable by law.
[2]	Represents the portion of the dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.
BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	OCTOBER 31, 2011	19

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Enhanced Capital & Income Fund, Inc. (the “Fund”) met on April 14, 2011 and May 12–13, 2011 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of eleven individuals, nine of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by an Independent Board Member. The Board, together with the boards of other BlackRock-managed funds, also had established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and the directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considered at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory and other amounts paid to BlackRock and its affiliates by the Fund for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fee ratios for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 14, 2011 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”),as well as the gross investment performance of the Fund as compared with its custom benchmark (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 14, 2011, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 14, 2011 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional

20	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	OCTOBER 31, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

information. BlackRock responded to these requests with additional written information in advance of the May 12–13, 2011 Board meeting.

At an in-person meeting held on May 12–13, 2011, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April 14, 2011 meeting, the Board worked with BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of the Fund as compared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that, in general, the Fund performed better than its Peers in that the Fund’s performance was at or above the median of its Lipper Performance Universe in each of the one-, three- and five-year periods reported.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	OCTOBER 31, 2011	21

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Board noted that BlackRock has made changes to the organization of the overall equity group management structure designed to result in a strengthened leadership team.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009, and December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund's Peers, in each case before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund. Based on the ad hoc Joint Product Pricing Committee’s and the Board’s review and consideration of this issue, the Board concluded that closed-end funds are typically priced at scale at a fund’s inception; therefore, the implementation of breakpoints was not necessary.

The Board noted that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. The Board noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including securities lending services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

22	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	OCTOBER 31, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2012 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a one-year term ending June 30, 2012. As part of its approval, the Board considered the detailed review of BlackRock’s fee structure, as it applies to the Fund, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	OCTOBER 31, 2011	23

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by BNY Mellon Shareowner Services (the “Reinvestment Plan Agent”) in the Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Fund declares a dividend or determines to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any uninvested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, the Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares through BNY Mellon Shareowner Services are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to the Reinvestment Plan Agent: BNY Mellon Shareowner Services, P.0. Box 358035, Pittsburgh, PA 15252-8035, Telephone: (866) 216-0242.

24	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	OCTOBER 31, 2011

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Director	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	97 RICS consisting of 97 Portfolios	Arch Chemical (chemical and allied products)
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.	97 RICs consisting of 97 Portfolios	AtriCure, Inc. (medical devices)
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Director and Member of the Audit Committee	Since 2011	Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd. from 2004 to 2011; Director, Support Our Aging Religions (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.	97 RICs consisting of 97 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Director and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	97 RICs consisting of 97 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	97 RICs consisting of 97 Portfolios	The McClatchy Company (publishing) BellSouth (tele- communications) Knight Ridder (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JP Morgan & Co., Inc. from 1990 to 1995.	97 RICs consisting of 97 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	97 RICs consisting of 97 Portfolios	BlackRock Kelso Capital Corp. (business development company)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.	97 RICs consisting of 97 Portfolios	ADP (data and information services) KKR Financial Corporation (finance) Metropolitan Life Insurance Company

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	OCTOBER 31, 2011	25

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Department, Harvard Business School, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	97 RICs consisting of 97 Portfolios	None
[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. In 2011, the Board of Directors unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believes would be in the best interest of shareholders.
[2]	Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.
Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director, BlackRock and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock's Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	159 RICs consisting of 286 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	159 RICs consisting of 286 Portfolios	None
[3]	Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Fund based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
26	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	OCTOBER 31, 2011

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007[2]	Managing Director of BlackRock since 2000; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009; Chief Operating Officer of BlackRock’s US Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s US Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
[1]	Officers of the Fund serve at the pleasure of the Board.
[2]	Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.
Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian Brown Brothers, Harriman & Co. Boston, MA 02109	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisor BlackRock Investment Management, LLC Princeton, NJ 08540	Transfer Agent BNY Mellon Shareowner Services Jersey City, NJ 07310	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

Effective July 28, 2011, Richard S. Davis resigned as Director of the Fund, and Paul L. Audet became Director of the Fund.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	OCTOBER 31, 2011	27

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 28, 2011, for shareholders of record on May 31, 2011, to elect director nominees for BlackRock Enhanced Capital and Income Fund. There were no broker non-votes with regard to any non-routine matters for the Fund.

Approved the Directors as follows:

Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh			Frank J. Fabozzi
Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
36,965,615	1,499,915	0	37,018,088	1,447,442	0	37,020,225	1,445,305	0	37,033,864	1,431,666	0

Kathleen F. Feldstein			James T. Flynn			Henry Gabbay			Jerrold B. Harris
Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
36,719,036	1,746,494	0	36,806,292	1,659,238	0	37,047,506	1,418,024	0	36,817,676	1,647,854	0

R. Glenn Hubbard			W. Carl Kester			Karen P. Robards
Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
36,982,055	1,483,475	0	37,040,903	1,424,627	0	36,892,320	1,573,210	0

28	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	OCTOBER 31, 2011

Additional Information (continued)

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund files with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular quarter and may at times in any particular quarter pay out such accumulated but undistributed income in addition to net investment income earned in that quarter. As a result, the dividends paid by the Fund for any particular quarter may be more or less than the amount of net investment income earned by the Fund during such quarter. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Fund does not make available copies of its Statements of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information of the Fund has not been updated after completion of the Fund’s offerings and the information contained in the Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Fund’s investment objectives or policies or to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	OCTOBER 31, 2011	29

Additional Information (continued)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund.

Section 19(a) Notices

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

October 31, 2011

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
CII	$0.329213	—	$1.360787	$1.690000	19%	—	81%	100%

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

30	BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	OCTOBER 31, 2011

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.	OCTOBER 31, 2011	31

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

#ECI-10/11-AR

Item 2 –  Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

2

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Enhanced Capital and Income Fund, Inc.	$38,800	$37,400	$0	$0	$14,350	$6,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

3

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Enhanced Capital and Income Fund, Inc.	$14,350	$16,877

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and $2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

(a)  The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)  Not Applicable

4

Item 6 –  Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of October 31, 2011.

(a)(1)  The Fund is managed by a team of investment professionals comprised of Kevin Rendino, Managing Director at BlackRock, Carrie King, Director and associate portfolio manager and Kyle G. McClements, CFA, Managing Director at BlackRock. Mr. Rendino is head of BlackRock’s Basic Value Equity team. Ms. King is a member of BlackRock’s Basic Value Equity team. Mr. McClements is a member of BlackRock’s Quantitative Investments team. Messrs. Rendino and McClements and Ms. King are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Mr. Rendino and Ms. King have been members of the Fund’s portfolio management team since 2004 and 2008, respectively. Mr. McClements joined the registrant’s management team in 2009.

Portfolio Manager	Biography
Kevin Rendino	Managing Director of BlackRock since 2006; Head of BlackRock's Basic Value Equity team; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2000 to 2006.
Carrie King	Director of BlackRock since 2007; Vice President of BlackRock in 2006; Vice President of MLIM from 1993 to 2006.
Kyle G. McClements	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2006 to 2008; Vice President of BlackRock, Inc. in 2005; Vice President of State Street Research & Management from 2004 to 2005.

5

(a)(2) As of October 31, 2011:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Carrie E. King	8	2	0	0	0	0
	$7.95 Billion	$1.75 Billion	$0	$0	$0	$0
Kyle McClements	13	2	1	0	0	0
	$6.49 Billion	$149.8 Million	$12.24 Million	$0	$0	$0
Kevin M. Rendino	8	2	0	0	0	0
	$7.95 Billion	$1.745 Billion	$0	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

6

(a)(3) As of October 31, 2011:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts include the following:

Portfolio Manager	Applicable Benchmarks
Carrie E. King Kevin M. Rendino	Lipper Large-Cap Value Funds Classification
Kyle McClements	There are no benchmarks associated with Mr. McClements’ compensation.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

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Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of annual bonuses in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. McClements, Rendino and Ms. King have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various BlackRock investment options. Messrs. McClements, Rendino and Ms. King have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following incentive savings plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation.  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.

(a)(4) Beneficial Ownership of Securities – As of October 31, 2011.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Carrie E. King	None
Kyle McClements	$1 - $10,000
Kevin M. Rendino	None

(b) Not Applicable

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Item 9 –  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

(c) – Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

________________

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Enhanced Capital and Income Fund, Inc.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Enhanced Capital and Income Fund, Inc.

Date: January 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Enhanced Capital and Income Fund, Inc.

Date: January 3, 2012

By: /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock Enhanced Capital and Income Fund, Inc.

Date: January 3, 2012

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